EXHIBIT 99.3

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies to the best of his knowledge, that Amendment No. 2 to the registrant's Annual Report on Form 10-K for the year ended December 31, 2001 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated:  April 15, 2003                     /s/ Kari Stefansson
                                           -------------------
                                           Kari Stefansson
                                           President and Chief Executive Officer

Dated:  April 15, 2003                     /s/ Lance Thibault
                                           ------------------
                                           Lance Thibault
                                           Chief Financial Officer and Treasurer



A signed original of this written statement required by Section 906 has been furnished to deCODE genetics, Inc. and will be retained by deCODE genetics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



                                  END OF FILING